MML SERIES INVESTMENT FUND
MML Total Return Bond Fund
(the “Fund”)
Supplement dated November 14, 2025 to the
Prospectus dated April 25, 2025
and the Summary Prospectus dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Board of Trustees of the MML Series Investment Fund approved changes to the Fund at its meeting on September 16-17, 2025. The Board of Trustees approved the changes described below, which take effect on November 14, 2025.
FIAM LLC (“FIAM”) hereby replaces Metropolitan West Asset Management, LLC (“MetWest”) as subadviser of the Fund.
The Fund’s name is hereby changed to the MML VIP Fidelity Institutional AM® Core Plus Bond Fund*.
* Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
The following information replaces the information for the Fund found in the section titled Investment Objective (on page 86 of the Prospectus):
The Fund seeks a high level of current income.
The following information replaces the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (beginning on page 86 of the Prospectus):
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser, FIAM LLC (“FIAM”), to be of comparable quality). The Fund allocates its assets across investment grade, high yield, and emerging markets debt securities. The Fund’s investment strategy is referred to as “Core Plus” because, in addition to investing in a core portfolio of investment grade debt securities, FIAM normally invests a portion of the Fund’s assets in below investment grade debt securities and/or emerging markets debt securities. The Fund may invest up to 20% of its net assets in below investment grade debt securities (“junk” or “high yield” bonds), including bank loans. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if FIAM considers doing so would be consistent with the Fund’s investment objective. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.
The Fund’s assets may be invested in securities of foreign issuers, including emerging markets, in addition to securities of domestic issuers. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low-to middle-income economies as classified by the World Bank, and other countries or markets that FIAM identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world’s major economies and may have the potential for rapid economic growth. The Fund may enter into repurchase agreement transactions. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may purchase and sell securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis, and may enter into dollar roll or reverse repurchase agreement transactions. The Fund may also invest in collateralized loan obligations.
In pursuing its investment objective, the Fund may (but is not obligated to) invest a significant portion of its assets in a wide variety of exchange-traded and over-the-counter derivatives, including, but not limited to, interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), forwards, and futures contracts (both long and short positions) on securities, other instruments, indexes, or currencies. Depending on FIAM’s outlook and market conditions, the Fund may engage in these transactions to increase or decrease its exposure to changing security prices, interest rates, credit qualities, foreign exchange rates, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, currency, or index. Use of derivatives by the Fund may create investment leverage.
FIAM uses the Bloomberg U.S. Aggregate Bond Index (the “Index”) as a guide in structuring the Fund and selecting its investments. FIAM manages the Fund to have similar overall interest rate risk to the Index. FIAM intends for the Fund’s portfolio dollar-weighted average duration generally to match (within 10%) the average duration of the Index (as of June 30, 2025, the average duration of the Index was 6.06 years). Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.
FIAM considers other factors when selecting the Fund’s investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the Fund’s exposure to various risks, including interest rate risk, FIAM considers, among other things, the market’s overall risk characteristics, the market’s current pricing of those risks, and internal views of potential future market conditions.
FIAM allocates the Fund’s assets among different asset classes using the composition of the Index as a guide, and among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.
In selecting foreign securities, FIAM’s analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer. FIAM may also consider an issuer’s potential for success in light of its current financial condition, its industry position, and economic and market conditions.
To earn additional income for the Fund, FIAM may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
The following risks under the heading Principal Risks (beginning on page 87 of the Prospectus) are hereby removed: Short Sales Risk, Defaulted and Distressed Securities Risk, Hedging Risk, Inflation Risk, Municipal Securities Risk, and Restricted Securities Risk.
The following information replaces the information for the Fund found under the heading Subadviser(s) in the section titled Management (on page 92 of the Prospectus):
Subadviser(s): FIAM LLC (“FIAM”)
The following information replaces the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (on page 92 of the Prospectus):
Portfolio Manager(s):
Jared Beckerman is a Portfolio Manager at FIAM. He has managed the Fund since November 2025.
Brian Day, CFA is a Portfolio Manager at FIAM. He has managed the Fund since November 2025.
Celso Muñoz, CFA is a Portfolio Manager at FIAM. He has managed the Fund since November 2025.
Michael Plage, CFA is a Portfolio Manager at FIAM. He has managed the Fund since November 2025.
Stacie Ware, PhD, OLY is a Portfolio Manager at FIAM. She has managed the Fund since November 2025.
The following information supplements the information found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 117 of the Prospectus:
FIAM LLC (“FIAM”), located at 900 Salem Street, Smithfield, Rhode Island 02917, manages the investments of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. FIAM is an indirectly held, wholly-owned subsidiary of FMR LLC (commonly known as Fidelity Investments). As of June 30, 2025, FIAM managed approximately $324.4 billion in assets worldwide.
FIAM replaced Metropolitan West Asset Management, LLC as subadviser of the Fund on November 14, 2025.
Jared Beckerman

is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. He is a Portfolio Manager in the High Income and Alternatives Division at Fidelity Investments. In this role, Mr. Beckerman manages portfolios across retail and institutional assets. Since joining Fidelity Investments in 2012, Mr. Beckerman has worked as a research analyst and portfolio manager.

Brian Day, CFA

is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. He is a Portfolio Manager in the Fixed Income Division at Fidelity Investments. In this role, Mr. Day manages portfolios across retail and institutional assets. Since joining Fidelity Investments in 2012, Mr. Day has worked as a trader and portfolio manager.
Celso Muñoz, CFA

is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. He is a Portfolio Manager in the Fixed Income Division at Fidelity Investments. In this role, Mr. Muñoz manages portfolios across retail and institutional assets and serves as a member of the Bond Division’s Core/Core Plus team. Since joining Fidelity Investments in 2005, Mr. Muñoz has worked as a research analyst and portfolio manager.
Michael Plage, CFA

is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. He is a Portfolio Manager in the Fixed Income Division at Fidelity Investments. In this role, Mr. Plage manages portfolios across retail and institutional assets. Since joining Fidelity Investments in 2005, Mr. Plage has worked as a trader and portfolio manager.
Stacie Ware, PhD, OLY

is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. She is a Portfolio Manager in the Fixed Income Division at Fidelity Investments. In this role, Ms. Ware manages portfolios across retail and institutional assets. Since joining Fidelity Investments in 2018, Ms. Ware has worked as a quantitative analyst and portfolio manager.
The information for MetWest found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 123 of the Prospectus is hereby deleted.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLPRO-25-06
MMLTRB-25-02